SUMMARY PROSPECTUS
Franklin Small Cap Growth Fund Franklin Strategic Series September 1, 2018 as amended January 3, 2019

Class A	Class C	Class R	Class R6	Advisor Class
FSGRX	FCSGX	FSSRX	FSMLX	FSSAX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated September 1, 2018, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Franklin Small Cap Growth Fund

The Franklin Small Cap Growth Fund is currently closed to new investors, except for certain types of investors. Effective April 28, 2017, the Fund re-opened Class R6 shares to new investors who are eligible to purchase Class R6 shares. Effective January 17, 2019, all share classes of the Fund will be re-opened to new investors. For more information,please turn to “Fund Details - Franklin Small Cap Growth Fund" beginning on page 56 of this Prospectus.

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 84 in the Fund's Prospectus and under “Buying and Selling Shares” on page 55 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A - "Intermediary Sales Charge Discounts and Waivers" to the Fund's prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C1	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%[2]	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[3]	1.00%	None	None	None

1. Effective October 5, 2018, Class C shares that have been held for 10 years or more will convert automatically inot Class A shares lter in the month of October 2018 and will be subject to Class A shares' lower 12b-1 fees. Thereafter, Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C shares’ purchase date. Such conversions will be on the basis of the relative net asset values of the two classes, will not be subject to Class A shares’ sales charges and are not expected to be a taxable event for federal income tax purposes. Certain shares that are invested through retirement plans, omnibus accounts or in certain other instances may not automatically convert if the financial intermediary does not have the ability to track purchases to credit individual shareholders’ holding periods. (See “Your Account – Choosing a Shares Class – Sales Charges - Class C – Automatic Conversion of Class C Shares to Class A Shares After 10-Year Holding Period” for more information.)

2. Effective September 10, 2018, the maximum sales charge (load) imposed on purchases of Class A shares is 5.50%. Prior to September 10, 2018, the maximum sales charge (load) on purchases of Class A shares is 5.75%.

3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses[1]	0.22%	0.22%	0.22%	0.03%	0.22%
Acquired fund fees and expenses[2]	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses3, [2]	1.10%	1.85%	1.35%	0.66%	0.85%
Fee waiver and/or expense reimbursement[4]	-0.01%	-0.01%	-0.01%	-0.01%	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement3, 2, [4]	1.09%	1.84%	1.34%	0.65%	0.84%

1. Other expenses of the Fund have been restated to exclude non-recurring prior period expenses and for Class R6, to reflect current fiscal year expenses. If the prior period's non-recurring expenses were included in the table above, the amounts stated would have been greater. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

3. Other expenses of the Fund have been restated to exclude non-recurring prior period expenses and for Class R6, to reflect current year expenses. If the non-recurring expenses prior period were included in the table above, the amounts stated would have been greater. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

4. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A1	$ 680	$ 904	$ 1,146	$ 1,838
Class C	$ 287	$ 581	$ 1,000	$ 2,169
Class R	$ 136	$ 427	$ 739	$ 1,624
Class R6	$ 66	$ 210	$ 367	$ 822
Advisor Class	$ 86	$ 270	$ 470	$ 1,048
If you do not sell your shares:
Class C	$ 187	$ 581	$ 1,000	$ 2,169

1. The Example numbers for Class A shares reflect the maximum sales charge (load) imposed on purchases of Class A shares of 5.75%, which is the maximum sales charge (load) on purchases of Class A shares prior to September 10, 2018. If the maximum sales charge (load) on purchases of Class A shares of 5.50% that was effective on September 10, 2018 was reflected, the expenses for Class A shares in the chart above would be lower.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29.82% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of small-cap companies. The equity securities in which the Fund invests are predominantly common stock. For this Fund, small-cap companies are companies with market capitalizations not exceeding (i) $1.5 billion or (ii) the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase.

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. The Fund, from time to time, may have significant positions in particular sectors such as information technology (including electronic technology, technology services, software and internet services), industrials, consumer discretionary and healthcare.

The investment manager uses fundamental, "bottom-up" research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, the investment manager looks for companies that it believes can produce sustainable earnings and cash flow growth, evaluating the long term market opportunity and competitive structure of an industry. In assessing value, the investment manager considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Smaller Companies   Securities issued by smaller companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Growth Style Investing   Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Liquidity   From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Focus   To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The secondary index in the table below shows how the Fund's performance compares to a group of securities that reflects the broader equity markets universe.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q2'09	25.76%
Worst Quarter:	Q4'08	-25.33%
As of June 30, 2018, the Fund's year-to-date return was 12.50%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2017

	1 Year	5 Years	10 Years
Franklin Small Cap Growth Fund - Class A
Return Before Taxes	13.99%	13.48%	9.02%
Return After Taxes on Distributions	13.48%	12.68%	8.55%
Return After Taxes on Distributions and Sale of Fund Shares	8.33%	10.55%	7.25%
Franklin Small Cap Growth Fund - Class C	19.07%	14.00%	8.89%
Franklin Small Cap Growth Fund - Class R	20.69%	14.59%	9.44%
Franklin Small Cap Growth Fund - Class R6	21.51%	13.70%[1]	—
Franklin Small Cap Growth Fund - Advisor Class	21.28%	15.17%	9.98%
Russell 2000® Growth Index (index reflects no deduction for fees, expenses or taxes)	22.17%	15.21%	9.19%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

1. Since inception May 1, 2013.

No one index is representative of the Fund's portfolio.

The figures in the average annual total returns table above reflect the Class A maximum front-end sales charge of 5.75% that was in effect prior to September 10, 2018. Class A shares, however, currently are subject to a maximum front-end sales charge of 5.50% effective on September 10, 2018. If the maximum front-end sales charge of 5.50% was reflected, performance for Class A in the average annual total returns table would be higher.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Michael McCarthy, CFA   Executive Vice President of Advisers and portfolio manager of the Fund since inception (2000).

Bradley T. Carris, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since 2004.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Small Cap Growth Fund

Investment Company Act file #811-06243
© 2019 Franklin Templeton Investments. All rights reserved.
465 PSUM 01/19	00070448